                                                                   EXHIBIT 32(B)

           CERTIFICATION BY THE CHIEF FINANCIAL OFFICER RELATING TO A
                PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS

     I, Arthur B. Winkleblack, Executive Vice President and Chief Financial Officer of H. J. Heinz Company, a Pennsylvania corporation (the "Company"), hereby certify that, to my knowledge:

     1. The Company's periodic report on Form 10-Q for the period ended January 26, 2005 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 28, 2005

                                                /s/ ARTHUR B. WINKLEBLACK
                                      ..........................................

                                               Name: Arthur B. Winkleblack
                                             Title: Executive Vice President
                                               and Chief Financial Officer